Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 (the “Report”) of MSB Financial Corp. (the “Corporation”) as filed with the Securities and Exchange Commission on the date hereof, we, Michael A. Shriner, President and Chief Executive Officer, and Jeffrey E. Smith, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Michael A. Shriner	/s/ Jeffrey E. Smith
Michael A. Shriner	Jeffrey E. Smith
President and CEO	Vice President and CFO

May 15, 2014	May 15, 2014